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                                                                   Exhibit 10.35



                       ACTION BY UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                                  PEARSON INC.

The undersigned, being all of the members of the Board of Directors of Pearson Inc. (the "Board"), a Delaware corporation (the "Corporation"), pursuant to the authority of Section 141(f) of the Delaware General Corporation Law, do hereby take the following actions and adopt the following resolutions, effective as of November 20, 2003:

      WHEREAS, the Corporation maintains the Pearson Pension Plan (the "Pension Plan"), the Pearson Retirement Plan (the "401(k) Plan"), and the Pearson Share Bonus Plan (the "Share Bonus Plan"), the Pearson Inc. Excess Retirement Plan (the "Excess Plan") and the Pearson Inc. Supplemental Executive Retirement Plan (the "SERP"), (collectively, the "Benefit Plans") for the benefit of certain of its employees and the employees of its affiliates;

      WHEREAS, Section 9.2 of the Pension Plan provides that the Pension Plan shall be administered by the retirement committee appointed by the Board, and that the retirement committee shall have the responsibilities, duties and powers delegated to it in the Pension Plan and any responsibilities not specifically delegated to anyone else;

      WHEREAS, Section 9.1 of the 401(k) Plan provides that the Corporation, as administrator and named fiduciary of the 401(k) Plan may delegate any of its powers, authority, duties or responsibilities to a person or committee of persons;

      WHEREAS, Section 9.2(a) of the Stock Bonus Plan provides that the Board may appoint an administrative committee with responsibility for administration of the Stock Bonus Plan;

      WHEREAS, Section 9.1 of the Excess Plan provides that the Excess Plan shall be administered by a committee appointed by the Board;

      WHEREAS, Section 8.1 of the SERP provides that the SERP shall be administered by a benefits committee appointed by the Board, and that the benefits committee shall have full discretionary authority to determine all questions arising in connection with the SERP;

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      WHEREAS, the Corporation desires to amend the Benefit Plans (i) to establish new committee structures consisting of separate administrative, investment and plan design committees, and (ii) to enable the plan design committee to make certain amendments to the Benefit Plans; and

      WHEREAS, the Board desires to amend the Excess Plan (i) to provide for annual (rather than quarterly) modifications to excess salary reduction contributions elections, and (ii) to provide for the suspension or termination of a participant's election on account of an "unforeseeable emergency."

      NOW THEREFORE BE IT

      RESOLVED, that the Corporation hereby establishes a Plan Design Committee to investigate and make recommendations regarding design changes with respect to the Benefit Plans and take such other actions as prescribed by the Board, including adopting amendments to the Benefit Plans, provided that no amendment made pursuant to this delegation of authority shall materially increase the cost of such Benefit Plan to the Corporation, and hereby appoints Bob Arthur (Chair), Jim O'Connor, Stefan Peterson, Karen Hunter, Fran Shields-Dedeian and Christine Trum to serve on such committee, subject to each of them accepting such appointment;

      RESOLVED, that the Corporation hereby establishes an Investment Committee to oversee the investment of assets for the Benefit Plans and take such other actions as prescribed by the Board, and hereby appoints Michael Day (Chair), Michael Fortini and Christine Sampson to serve on such committee, subject to each of them accepting such appointment;

      RESOLVED, that the Corporation hereby establishes an Administrative Committee to have authority and discretion to administer the Benefit Plans and take such other actions as prescribed by the Board, and hereby appoints Christine Trum (Chair) and Bob Arthur to serve on such committee, subject to each of them accepting of such appointment;

      RESOLVED, that the Pension Plan is hereby amended in accordance with the Instrument of Amendment attached hereto as Exhibit A;

      RESOLVED, that the Share Bonus Plan is hereby amended in accordance with the Instrument of Amendment attached hereto as Exhibit B;

      RESOLVED, that the Retirement Plan is hereby amended in accordance with the Instrument of Amendment attached hereto as Exhibit C;

      RESOLVED, that the Excess Plan is hereby amended in accordance with the Instrument of Amendment attached hereto as Exhibit D;

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      RESOLVED, that the SERP is hereby amended in accordance with the
      Instrument of Amendment attached hereto as Exhibit E; and

      RESOLVED, that the appropriate officers of the Corporation are hereby authorized and directed to execute and amend such documents and to take such further actions as they, in their judgment and discretion, deem necessary or appropriate to effectuate fully the purpose and intent of the foregoing resolutions.

      IN WITNESS WHEREOF, the undersigned, being all of the members of the Board of Directors of the Corporation, have executed this written consent as of the date first written above.


                                                  David Bell

                                                  Rona Fairhead

                                                  Phillip Hoffman

                                                  Jeffrey Taylor

                                                  Thomas Wharton